UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

(Registrant’s telephone number, including area code)  (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2011 (the “Initial Form 8-K”), Lions Gate Entertainment Corp. (the “Company”) filed the Initial Form 8-K to show the effects of the retrospective application of the adoption of new accounting guidance for consolidation accounting for variable interest entities on the Company’s historical annual financial information included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the SEC on June 1, 2010, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on July 29, 2010.

This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the corrected date of each of the Consent of Independent Registered Public Accounting Firm and Report of Independent Registered Public Accounting Firm on Exhibit 23 and Exhibit 99.6 of the Initial Form 8-K, respectively.  Such information should be read in conjunction with the Initial Form 8-K.  This Amendment No. 1 to Form 8-K is being filed for the purpose described above and only affects the Item to the Initial Form 8-K specified above.  All other information in the Initial Form 8-K remains unchanged.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, filed herewith

99.1	Part I, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.2	Part I, Item 2 (Properties) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.3	Part II, Item 6 (Selected Financial Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.4	Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.5	Part II, Item 7A (Quantitative and Qualitative Disclosures about Market Risk) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.6	Part II, Item 8 (Financial Statements and Supplementary Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, filed herewith

99.7	Part II, Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10- K for the fiscal year ended March 31, 2010*

99.8	Part IV, Item 15 (Exhibits, Financial Statement Schedules — (a) Schedule II. Valuation and Qualifying Accounts) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

*Previously filed as an exhibit to the Initial Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: May 9, 2011
	By:	/s/ James Keegan
Name: James Keegan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, filed herewith

99.1	Part I, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.2	Part I, Item 2 (Properties) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.3	Part II, Item 6 (Selected Financial Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.4	Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.5	Part II, Item 7A (Quantitative and Qualitative Disclosures about Market Risk) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

99.6	Part II, Item 8 (Financial Statements and Supplementary Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010, filed herewith

99.7	Part II, Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10- K for the fiscal year ended March 31, 2010*

99.8	Part IV, Item 15 (Exhibits, Financial Statement Schedules — (a) Schedule II. Valuation and Qualifying Accounts) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010*

*Previously filed as an exhibit to the Initial Form 8-K.